UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

Waters Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14010	13-3668640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2026, Augusta SpinCo Corporation (the “Issuer”), a subsidiary of Waters Corporation (the “Company”), completed the public offering (the “Offering”) of $3.5 billion aggregate principal amount of senior notes, consisting of (i) $650 million aggregate principal amount of 4.321% Senior Notes due 2027 (the “2027 Notes”), (ii) $600 million aggregate principal amount of 4.398% Senior Notes due 2029, (iii) $750 million aggregate principal amount of 4.656% Senior Notes due 2031, (iv) $750 million aggregate principal amount of 4.945% Senior Notes due 2033 and (v) $750 million aggregate principal amount of 5.245% Senior Notes due 2036 (collectively, the “Notes”). The obligations of the Issuer under the Notes are fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees”) by the Company and certain subsidiaries of the Company, which also guarantee the Company’s existing credit facilities (the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”).

The Notes and the Guarantees were issued pursuant to that certain Indenture, dated as of March 23, 2026 (the “Base Indenture”), by and among the Issuer, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by that certain First Supplemental Indenture, dated as of March 23, 2026 (the “First Supplemental Indenture” and the Base Indenture as so supplemented, the “Indenture”), by and among the Issuer, the Guarantors and the Trustee. The Indenture contains certain covenants and restrictions, including covenants that (i) limit the Company’s and its subsidiaries’ ability to create or incur certain liens, (ii) limit the Company’s and its subsidiaries’ ability to enter into certain sale-leaseback transactions and (iii) require the Issuer and the Guarantors to satisfy certain conditions in order to merge or consolidate with another entity. The Indenture also provides for customary events of default. The Issuer may redeem any series of Notes (other than the 2027 Notes) at its option, in whole or in part, at any time and from time to time, at the redemption prices and on the terms and conditions set forth in the Indenture. If the Company experiences certain change of control triggering events, holders of the Notes may require the Issuer to repurchase all or part of their Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

The Company intends to use the net proceeds from the Offering, together with cash on hand, to repay $3.5 billion of indebtedness outstanding under the delayed draw term loan incurred by the Issuer in February 2026.

The Offering was made pursuant to, and in accordance with the terms and subject to the conditions set forth in, a prospectus supplement, dated March 17, 2026, and filed with the Securities and Exchange Commission on March 19, 2026, and the prospectus dated March 16, 2026, filed as part of an effective shelf registration statement on Form S-3 (File No. 333-294314).

The foregoing descriptions of each of the Base Indenture, the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text thereof. Copies of the Base Indenture and the First Supplemental Indenture are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference. The forms of the Notes are attached as Exhibits 4.3, 4.4, 4.5, 4.6 and 4.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

The Notes were sold pursuant to an underwriting agreement, dated March 17, 2026 (the “Underwriting Agreement”), among the Issuer, the Guarantors and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, BofA Securities, Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains certain representations, warranties, covenants and indemnification obligations of the Issuer, the Guarantors and the Underwriters, as well as other customary provisions.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company and its subsidiaries. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith unless otherwise indicated.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 17, 2026, among Augusta SpinCo Corporation, Waters Corporation, the subsidiary guarantors named therein and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, BofA Securities, Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 23, 2026, by and among Augusta SpinCo Corporation, Waters Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of March 23, 2026, by and among Augusta SpinCo Corporation, Waters Corporation, the subsidiary guarantors named therein and U.S. Bank Trust Company, National Association, as trustee, to the Indenture dated as of March 23, 2026.

4.3	Form of 4.321% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2).

4.4	Form of 4.398% Senior Notes due 2029 (included as Exhibit B to Exhibit 4.2).

4.5	Form of 4.656% Senior Notes due 2031 (included as Exhibit C to Exhibit 4.2).

4.6	Form of 4.945% Senior Notes due 2033 (included as Exhibit D to Exhibit 4.2).

4.7	Form of 5.245% Senior Notes due 2036 (included as Exhibit E to Exhibit 4.2).

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Date: March 23, 2026	By:	/s/ Amol Chaubal
	Name:	Amol Chaubal
	Title:	Senior Vice President and Chief Financial Officer